Exhibit 99.1

NEWS RELEASE

Investor Contacts C&J Energy Services, Inc. investors@cjenergy.com (713) 260-9986

C&J Energy Services Reports Nabors Red Lion Limited Files Registration Statement on Form S-4 in

Connection with Proposed Combination with Nabors’ Completion and Production Services Business

HOUSTON, TEXAS, September 30, 2014 – C&J Energy Services, Inc. (NYSE: CJES) (“C&J”) today announced that, in connection with the proposed combination with Nabors’ completion and production services business in the United States and Canada, Nabors Red Lion Limited (“Red Lion”), a subsidiary of Nabors Industries Ltd. (“Nabors”), has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (“S-4”), which includes a preliminary prospectus of Red Lion and a preliminary proxy statement of C&J. The information contained in the S-4 is subject, in its entirety, to completion or amendment as described within the document.

Founder, Chairman and Chief Executive Officer Josh Comstock commented, “We are pleased to be progressing towards the closing of this transformative transaction, and excited about what it means for the future of our combined company. Demand for our services has continued to increase over the course of the year, particularly in our hydraulic fracturing business, which further strengthens our confidence in the merits of this transaction. We are eager to integrate the complementary services and experienced employee base from Nabors’ completion and production services business into our operations, and we are ready to leverage the greater size, capability and resources of our combined company to take advantage of the current market improvement and maximize projected synergies as soon as possible.”

As previously announced on June 25, 2014, C&J, Red Lion and Nabors entered into a merger agreement pursuant to which C&J will combine with Nabors’ completion and production services business in the United States and Canada in a transaction valued at approximately $2.86 billion at the time of signing the merger agreement. The transaction is subject to C&J stockholder approval and customary closing conditions. C&J currently expects to complete the transaction before the end of 2014. For additional information about the transaction, please see the S-4.

The S-4 is available through the SEC’s EDGAR system, and may be accessed at: http://www.sec.gov/Archives/edgar/data/1615817/000104746914007940/0001047469-14-007940-index.htm

The S-4 is also available on C&J’s website and may be accessed at http://www.cjenergy.com/news-events/about-the-cj-nabors-transaction. Information contained on or available through C&J’s website is not incorporated by reference into the S-4 or any future documents that may be filed with the SEC and should not be considered part of the S-4.

About C&J Energy Services, Inc.

We are an independent provider of premium hydraulic fracturing, coiled tubing, wireline, pumpdown and other complementary oilfield services with a focus on complex, technically demanding well completions. In addition to our suite of completion, stimulation and production enhancement services, we manufacture, repair and refurbish equipment and provide parts and supplies for third-party companies in the energy services industry, as well as to fulfill our internal needs. With the development of our specialty chemicals business and our strategic acquisitions during 2013, we now manufacture and supply specialty chemicals for completion and production services, as well as downhole tools and related directional drilling technology and data acquisition and control systems. These products are provided to third-party customers in the energy services industry and are also used in our operations and equipment. Headquartered in Houston, Texas, we operate in some of the most active basins in the United States. We also have an office in Dubai and are in the process of establishing an operational presence in key countries in the Middle East. For additional information about C&J Energy Services, please visit our website at www.cjenergy.com.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed combination with Nabors’ Completion and Production Services Business, Red Lion has filed with the SEC a registration statement on S-4, which includes a preliminary prospectus of Red Lion and a preliminary proxy statement of C&J. Nabors, Red Lion and C&J also plan to file other documents with the SEC regarding the proposed merger. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of C&J. INVESTORS AND SECURITY HOLDERS OF C&J ARE URGED TO READ THE S-4 (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain free copies of the S-4 and other documents containing important information about Red Lion and C&J, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Nabors and Red Lion will be available free of charge on Nabors internet website at www.nabors.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Nabors’ Investor Relations Department at 281-775-8038. Copies of the documents filed with the SEC by C&J will be available free of charge on C&J’s internet website at www.cjenergy.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting C&J’s Investor Relations Department at 713-260-9986.

Participants in the Solicitation

C&J, its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of C&J in connection with the proposed transaction. Information about the directors and executive officers of C&J is set forth in C&J’s proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 10, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the S-4 and will be contained in other relevant materials to be filed with the SEC when they become available. Free copies of these documents can be obtained using the contact information above.

Forward-Looking Statements and Cautionary Statements

This news release contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “plan,”

“estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, our forward-looking statements are subject to significant risks and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from our historical experience and our present expectations or projections which are implied or expressed by the forward-looking statements.

For additional information regarding known material factors that could cause our actual results to differ from our present expectations and projected results, please see our filings with the Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on any forward-looking statement which speaks only as of the date on which such statement is made. We undertake no obligation to correct, revise or update any forward-looking statement after the date such statement is made, whether as a result of new information, future events or otherwise, except as required by applicable law.